Exhibit 99.4

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement"), is entered into as of April 1, 2011 (the "Effective Date"), by and between Next Fuel, Inc., a Nevada corporation (the "Company"), and Robert H. Craig (the "Executive"), who resides at the address shown on the signature page of this Agreement..

WHEREAS, Executive has sold certain valuable technology, technical data and intellectual property rights to the Company; and

WHEREAS, the Company desires to retain the services of Executive, and Executive desires to continue to be employed by the Company, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.	DUTIES AND SCOPE OF EMPLOYMENT.

1.1    Position and Duties.  The Executive will be employed by the Company for the Term of this Agreement, as defined in Section 3.1 hereof.  Executive shall report to the Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company.  The Executive will render such business services as shall reasonably be assigned to him by the Board or the Chief Executive Officer of the Company and/or as are contemplated by the Company’s bylaws.  The Executive shall also serve without additional compensation in such other offices of the Company and any subsidiary, joint venture and/or parent company to which the Executive may be elected or appointed by the Board with the consent of the Executive.

1.2    Time and Effort.  During the Term of this Agreement and during any employment after the Term of this Agreement, the Executive shall devote substantially all of his working time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of the Company.  During the Term of this Agreement and during any employment after the Term of this Agreement, Executive shall not work for or provide services to any other person or entity.

1.3    Place of Employment.  The Executive’s services shall be performed at such location(s) the Company from time to time determines.  The parties acknowledge, however that the Executive may be required to travel in connection with the performance of his duties hereunder.

2.	COMPENSATION AND BENEFITS.

2.1    Annual Base Salary.  The Company shall pay the Executive during the Term of this Agreement an annual base salary of One Hundred Twenty Thousand ($120,000) Dollars (less all applicable deductions) (the "Annual Base Salary"), which amount shall be effective as of April 1, 2011.  The Executive’s Annual Base Salary shall be payable in equal installments in accordance with the Company’s regular payroll practices.  The Annual Base Salary may be increased from time to time by the Board.

2.2           Employee Benefits.  During the Term of this Agreement, the Executive and his immediate family shall be entitled to participate in employee benefit plans as such plans may be modified from time to time, or programs of the Company, if any, to the extent that his position, tenure, salary, age, health our other qualifications make him eligible to participate, subject to the rules and regulations applicable thereto.  The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

2.3    Bonuses.  If the Company's Board of Directors establishes any bonus plan from time to time, Executive shall be eligible to participate in such bonus plan to the extent the Board of Directors deems appropriate.

2.4     Expenses.  The Company shall pay or reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive during the Term of this Agreement, and during any employment after the Term of this Agreement, in the performance of the Executive’s duties under this Agreement in accordance with the Company’s employee business expense reimbursement policies in effect from time to time.  The Company agrees to pay all expense reimbursements within 30 days of the Executive’s submission of expense reimbursement vouchers to the Company in form and substance acceptable to the Company.

2.5    Vacation.  The Executive shall be entitled to twenty (20) business days of paid vacation per calendar year, with the time and duration of specific vacations mutually and reasonably agreed to by the parties hereto.  The Executive shall not be entitled to carryover any unused vacation time or other time off to the next calendar year and Executive shall not be entitled to payment for unused vacation time or other time off.

3.	TERM AND TERMINATION.

3.1    Term of this Agreement.  The initial Term of this Agreement shall begin on the date hereof and shall continue thereafter until March 31, 2013, (the "Initial Term"), unless earlier terminated by either party as provided below.  The Initial Term and any renewal term may be extended only by written agreement executed and delivered by the Company and Executive.  Continued employment of Executive by the Company after termination of this Agreement shall not be deemed to be an extension of the Term of this Agreement.  The initial Term of this Agreement and all extensions thereof are referred to herein as the "Term of this Agreement".  Provisions of this Agreement which by their language terminate upon or after termination of employment do not terminate upon Termination of this Agreement.

3.2    Early Termination.  Either the Company or Executive may terminate this Agreement or the Executive’s employment at any time (including prior to the end of the Term of this Agreement) for any reason (with or without cause) or no reason by giving thirty (30) days’ advance notice in writing (except as otherwise provided herein).  Upon termination of the Executive’s employment with the Company, the Executive’s rights under any applicable benefit plans shall be determined under the provisions of those plans and applicable law.

3.3    Termination Benefits.  In the event the Company terminates Executive’s employment prior to the end of the Term of this Agreement, then the Executive shall be entitled to receive as severance, the Base Salary in effect on the date of termination for the duration of the Severance Period.  The "Severance Period" shall be the one (1) year period directly following any such termination.  The Company shall also, for the duration of the Severance Period, continue to provide the Executive with benefits as if the Executive was still an Executive of the Company to the extent permitted by the contracts with third party providers of such benefits.  The Company may in its sole discretion condition payments and benefits on Executive executing and delivering to the Company a full liability release of the Company and its officers, directors, shareholders and agents in form and substance acceptable to the Company.

4.	REPRESENTATIONS AND WARRANTIES AND AGREEMENTS.

4.1    Skills.  Executive represents to Company that Executive has the knowledge and skills required to perform this Agreement.

4.2      Prior Employers.  Executive represents that Executive has executed no prior non-competition, non-disclosure or confidentiality agreements that would in any way interfere with his work for Company.  The Executive represents that the Executive’s performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by the Executive in confidence or in trust prior to the Executive’s engagement or employment by the Company.  The Executive represents that the Executive has not entered into, and agrees not to enter into, any agreement either oral or written in conflict with this Agreement.

4.3    Third Party Trade Secrets.  The Executive represents that the Executive has not brought and will not bring with the Executive to the Company, or use in the performance of the Executive’s responsibilities for Company, any materials or documents of a former employer or third party which are not generally available to the public, unless the Executive has obtained written authorization from the former employer or other owner for their possession and use and provided the Company with a copy of such authorization.

4.4      Confidentiality.  The Executive understands that during the Executive’s employment by  the Company, the Executive is not to breach any obligation of confidentiality that the Executive has to a former employer or any other person or entity.  Executive agrees not to disclose to Company or induce Company to use any confidential or proprietary information belonging to any of the Executive's previous or present employers or others.

4.5      Third Party Participation.  Executive agrees that Executive will disclose the participation of any other person in any of Executive's work for Company.

5.	NON-SOLICITATION.

5.1    Non-Solicitation.

(a)    During the Restriction Period (as defined below), the Executive may not directly or indirectly (i) solicit, induce, attempt to hire, recruit, encourage, take away, or hire any employee of the Company or (ii) solicit, induce or attempt to induce any customer of the Company to reduce its business with the Company or sell any product or service that would cause the customer to require less of the Company’s products or services.

(b)    The term "Restriction Period" means the period of time commencing on the date of this Agreement and terminating such period of time determined by the Board of Directors of the Company not to exceed one (1) year after the later of:  (i) the end of the Term of this Agreement or (ii) termination of employment of Executive with the Company for any reason or no reason, whether such termination occurs before or after the end of the Term of this Agreement.

(c)     The parties agree that it is not their intention to violate any public policy, rule of public order or statutory or common law.  The parties intend that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  If any provision of this Agreement is found by a court to be unenforceable, the parties authorize the court to amend or modify the provision to make it enforceable in the most restrictive fashion permitted by law.

(d)    If the Executive violates any of the restrictions contained in this Section, the Restriction Period shall not run in favor of the Executive from the time of the commencement of any such violation until such violation shall be cured by the Executive provided that the Company notifies the Executive of such violation within 30 days of learning of the Executive’s violation.

(e)    In addition to any other remedy available at law or equity, Company shall have the right to purchase for an aggregate of One ($1.00) Dollar all the Common Stock and/or Warrants of Company owned by Executive if Executive breaches this Agreement or Article III of the Technology and Intellectual Property Purchase Agreement to which Executive is a party.

5.2    Conditional Nature of Severance Payments.  The Executive agrees and acknowledges that the Executive’s right to receive the severance payments set forth in Section 3.3 (to the extent the Executive is otherwise entitled to such payments) shall be conditioned upon compliance with the restrictions in this Section 5 and of Article III of the Technology and Intellectual Property Purchase Agreement to which Executive is a party.

5.3    Severability.  The restrictive covenants in the various provisions of this Section 5 are separate and independent contractual provisions.  The invalidity or unenforceability of any particular restrictive covenant or any other provision in this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

5.4    Survival of Non-Solicitation and Confidentiality Agreements.  Any provision of this Agreement to the contrary notwithstanding, if this Agreement is terminated for any reason, or expires, the provisions and covenants of Section 4 and this Section 5 shall nevertheless remain in full force and effect in accordance with their respective terms.  These provisions shall also remain in full force ad effect notwithstanding any breach or alleged breach of this Agreement by the Company.

5.5    Survival of Provisions of Technology and Intellectual Property Purchase Agreement.  The provisions of this Agreement are in addition to the non-competition and other provisions of the Technology and Intellectual Property Purchase Agreement to which the Company and Executive are parties.  Such provisions remain in full force and effect and are not superseded by this Agreement.

6.	MISCELLANEOUS.

6.1    Right to Advice of Counsel.  The Executive acknowledges that he has had the opportunity to consult with counsel and is fully aware of his rights and obligations under this Agreement.

6.2    Applicable Law.  This Agreement shall be construed and interpreted according to the laws of the State of Wyoming, without regard to the conflicts of law rules thereof.

6.3    Resolution of Disputes.  The parties acknowledge and agree that any disputes arising out of this Agreement shall be resolved according to the following terms:

(a)             Except as specifically set forth in Section 6.3(d) below, any claim or controversy arising out of or relating to this Agreement or arising out of the Executive’s service to the Company shall be settled by binding arbitration in Sheridan, Wyoming, in accordance with the National Rules of the American Arbitration Association for the Resolution of Employment Disputes in effect on the date of the event giving rise to the claim or controversy.  Either party must request arbitration of any claim or controversy within one (1) year of the date of the event giving rise to the claim or controversy by giving written notice of the party's request for arbitration.  Failure to give notice of any claim or controversy within one (1) year of the event giving rise to the claim or controversy shall constitute waiver of the claim or controversy.

(b)           All claims or controversies subject to arbitration pursuant to Section 6.3(a) above shall be resolved by a panel of three arbitrators who are licensed to practice law in the State of Wyoming and who are experienced in the arbitration of labor and employment disputes.  These arbitrators shall be selected in accordance with the National Rules of the American Arbitration Association for the Resolution of Employment Disputes in effect at the time the claim or controversy arises.  Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter.  The parties shall be entitled to be represented by legal counsel at any arbitration proceedings.  The parties will each pay one half the cost of the arbitration, except that the parties shall each be responsible for their own legal fees and expenses incurred under this Section 6.3.

(c)           The arbitration provisions in this Agreement may be specifically enforced by either party, submission to arbitration proceedings may be compelled by any court of competent jurisdiction, and the decision of the arbitrators may be specifically enforced by either party in any court of competent jurisdiction.

(d)           Notwithstanding the arbitration provisions set forth herein, the Executive acknowledges and understands that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement would cause the Company irreparable harm.  In the event of a breach or threatened breach by the Executive of the provisions of Sections 5, the Company shall be entitled to seek all legal and equitable remedies available, including but not limited to obtaining a court-ordered injunction restraining the Executive from the breach or threatened breach upon the terms and conditions as the court ordering the injunction may impose.

6.4       Headings.  The headings and captions set forth herein are for convenience of reference only and shall not affect the construction or interpretation hereof.

6.5       Notices.  Any notice or other communication required, permitted, or desirable hereunder shall be hand delivered (including delivery by a commercial courier service) or sent by United States registered or certified mail, postage prepaid, addressed as follows:

If to the Company:	Next Fuel, Inc. 821 Frank Street Sheridan, WY Attention: Chief Executive Officer (Or attention all Members of Board of Directors, if Executive is at the time of notice the Chief Executive Officer)

If to the Executive:	to the address on the signature page of this Agreement.

or such other addresses as shall be furnished in writing by the parties.  Any such notice or communication shall be deemed to have been given as of the date so delivered in person or three business days after so mailed.

6.6    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of successors and permitted assigns of the parties.  This Agreement may not be assigned, nor may performance of any duty hereunder be delegated, by either party without the prior written consent of the other; provided, however, the Company may assign this Agreement to any successor to its business provided that such successor agrees to be bound by the terms and conditions hereof.

6.7    Entire Agreement; Amendments.  This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and there are no other contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants not specifically referred to or contained herein.  This Agreement specifically supersedes any and all prior agreements and understandings of the parties with respect to the subject matter hereof, all of which prior agreements and understandings (if any) are hereby terminated and of no further force and effect.  This Agreement may be amended, modified, or terminated only by a written instrument signed by the parties hereto.

6.8    Execution of Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.  This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

6.9    Severability.  If any provision, clause or part of this Agreement, or the applications thereof under certain circumstances, is held invalid or unenforceable for any reason, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

6.10   No Deferral and No Acceleration.  Deferral or acceleration of any payment contemplated by this Agreement which is subject to Section 409A of the Code and the regulations thereunder is strictly prohibited unless specifically permitted by Section 409A of the Code and the regulations thereunder.

6.11   Separate Payments.  To the fullest extent permitted by law, each payment hereunder shall be treated as a separate payment for the purposes of Section 409A of the Code and the regulations thereunder.

6.12   Non-Transferability.  To the extent this Agreement contains payments which are subject to Section 409A of the Code and the regulations thereunder, the Executive’s rights to such payments are not subject to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment or garnishment and, where applicable, may only be transferred by will or the laws of descent and distribution.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the day and year first above written.

NEXT FUEL, INC.

By:	/s/ John Cline
Name: John Cline
Title: President

EXECUTIVE

By:	/s/ Robert H. Craig
Print Name: Robert H. Craig
Address for Notices: 25 Goose Lane
Sheridan, WY 82801

100475-00005
ND: 4819-2757-2745, v.  1